INVESTOR PRESENTATION

JULY 2011

DERYCZ SCIENTIFIC

OTCBB:DYSC

Notice of Disclosure

CONFIDENTIAL INFORMATION. This information is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy any security or related financial instrument. This presentation may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934 and are intended to be covered by the safe harbor provisions for forward looking statements. This information is supplied from sources we believe to be reliable but we can not guarantee accuracy. This document and the information contained herein is confidential.

The agents and the agents' counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Company required to be disclosed by the Company has been generally disclosed. The agents' counsel and the Company's counsel are acting as counsel to the agents and the Company, respectively, and not as legal counsel to the subscriber. The agents have not engaged in any independent investigation or verification with respect to any of the information concerning the Company. Prospective purchasers are responsible for their own due diligence investigation in respect of any investment in the Company.

Executive Summary

Derycz Scientific Inc. (OTCBB:DYSC) is a leading B2B provider of article delivery services for the medical and scientific markets. It efficiently serves both content owners and end-users via proprietary web-based platforms along with traditional delivery channels

- DYSC focuses on the need for article delivery, reprints, content licensing, copyright compliance, usage analysis and collection management
- Customer list includes some of the world's largest life sciences companies
- Revenue CAGR since 2007 of 86% driven by increased adoption and utilization of the DYSC's award winning solutions and strategic acquisitions
- Founded in 2006 and based in California, Derycz Scientific has 101 employees in both the US and Europe

Key Financials	FYE 6/30/10
Ticker	DYSC
Share Price (06/06/2011)	$2.85
Market Capitalization	$47.9M
FY 2010 Revenue	$24.9M
FY 2010 Gross Profit	$3.9M

Capitalization		
	Shares	%
Management	4,072,728	24.2%
Other insiders	4,806,910	28.6%
Public	7,942,871	47.2%
Total	16,822,509	100%

Investment Highlights

- Recent agreement with the American Medical Association (AMA) to be the exclusive distributor of its world renowned medical journal reprints/ePrints
- Industry leading company recognized as transforming a critical and growing segment of the $285 billion Information Services sector
- Experienced management team led by a 20+ year industry pioneer with a proven track record of innovation and creating shareholder value
- Technology driven service model with significant future operating leverage
- Multi-pronged growth strategy positions company for continued revenue increases and improving margins and profitability
  - Exciting new product pipeline possesses potential to transform industry
  - Further expansion into non-US markets (acquisition of TAAG and USACO agreement in Japan)
  - Enhanced sales and marketing focus (top former AstraZeneca executive hired to lead effort)
- Rapid revenue growth (86% CAGR over the past 4 years)
- On pace to distribute 7 million articles to over 100 countries in fiscal 2011
- Application filed for listing on NYSE Amex

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Market Opportunity

- DYSC is a pioneer in the distribution of published scientific, technical and medical (STM) journal content, a niche segment of the $285B information services market
- Total number of STM journal articles estimated at 50+ million, and increases by several hundred thousand each year
- Corporate consumers rely on STM content for marketing, idea generation, research and regulatory purposes
- Acquiring single or multiple articles from many different publishers is time consuming and inefficient, therefore, corporate consumers and content owners are increasingly outsourcing this complex process
- In addition to current article delivery services, DYSC is developing powerful new products

Growth Strategy Highlights

- **Exclusive Publisher Agreements** – outsourcing of reprint operations to DYSC represents significant new revenue stream
  - AMERICAN MEDICAL ASSOCIATION (AMA)
  - Signed at the beginning of FY 2011
  - 5.5 year contract as exclusive provider of reprints
  - Expected revenue in excess of $30M over life of contract
  - American Association of Cancer Research (AACR)
  - 1 year, automatic renewal contract
  - Expected revenue < $1M/yr
- **Strategic Acquisitions**
  - TAAG
  - Expands DYSC's ability to serve European market – currently less than 20% of DYSC's sales
  - Immediately accretive from 3/31/11 closing date
- **New Product Pipeline**
  - Powerful, next generation tools with potential to drive increased document usage, cross selling opportunities and leverage DYSC's existing platform
  - Significant revenue growth and gross margin expansion in FY 2012 & FY 2013

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Industry Upheaval Driven by Technology

Industry	Status Quo	Internet Revolutionary	New Paradigm
	Travel agencies dominated, disintermediation rules	Expedia.com	Buy tickets, rent cars, book hotel rooms online, power shifts to consumer
	Big box stores, malls, retail outlets	Amazon.com	One click to purchase, buy online via credit cards
	Record stores selling entire CDs	Apple	File sharing shakes up industry, model is evolving to buying songs for $0.99
	Newspapers, classifieds, flea markets, auctions	eBay	The most successful online business has become the largest online marketplace
	Paper resumes & experience search firms	Monster	Electronic resumes, employer & employee screening tools
	Costly, inefficient, inaccurate	DERYCZ SCIENTIFIC	High quality, cost effective data collection

The DYSC Platform

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REPRINTS DESK The Content Workflow Company	POOLS PRESS	TAAG
• Ranked #1 by industry analyst Outsell • Provides reprints, ePrints and single copies of articles to its customers • Copyright Management & Enforcement services for publishers • Specialized and proprietary approaches to content workflow management	• Print-on-Demand Services for Copyright and Regulatory sensitive printing for North American market • Acquired majority stake in Feb 2007 and launched new services and branding in 2008 • Logistics management for corporate communications • Integrated services are currently under development	• Print-on-Demand Services for Copyright and Regulatory sensitive printing for European markets • Acquired March 31, 2011 in an all stock transaction • Logistics management for corporate communications

Core Mission

Scenario: *ABC Pharmaceuticals has just released a prescription drug it believes is superior to that of an established competitor. A few seminal scientific articles prove this and ABC would like to distribute 100,000 print and electronic copies of these articles to physicians*

DYSC Solution

DYSC provides a platform for ABC Pharmaceuticals to procure the desired scientific articles, content and rights in a timely, cost effective, efficient and easy to use fashion



PUBLISHERS
CUSTOMERS

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Comprehensive & Integrated Solution

Publisher Relations

- Creates direct relationships with publishers of unique content

Copy & Digital Rights Management

- Procures rights to content for Clients use cost effectively

DYSC Content Engine

- Allows for efficient indexing, searching, content delivery and management

Reporting & Tracking

- Tools for corporations to track, report and share costly and hard to find content to enhance productivity and reduce costs

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Product Portfolio

DYSC offers its clients a comprehensive platform to address their content management needs

PRODUCT	DESCRIPTION
MIGHTY LINKOUT MACHINE	Mighty Linkout Machine is an article retrieval solution that increases end user satisfaction and significantly reduces document delivery costs – with no maintenance costs and no IT involvement.
STM DOCUMENT DELIVERY	Single article administration and same-day delivery with most articles delivered within a few minutes to a few hours, original and clean color articles by default, PDFs without plug-ins, and flexible ordering options. Optional Rightsphere rights management integration is also available.
eCTD ARTICLE SERVICE	Scientific journal article aggregation and preparation, enabling inclusion within the reference sections of electronic Common Technical Document (eCTD) submissions made to the FDA and other regulatory agencies.
REPRINTS NRx	Global article reprints procurement solution that enables healthcare and healthcare communications companies to efficiently manage and effectively utilize scientific journal articles to increase product prescriptions and sales.
REPRINTS GPO	Group purchasing software service that consolidates fragmented article reprint buying to deliver a global spending view and unlock company purchasing power for savings on annual and per order bulk article reprint purchases.
PUBLISHER SERVICE BUREAU	Outsourcing service that enables STM publishers to unlock the full financial value of their content by enabling Reprints Desk to manage all or part of their journal article reprints business – order management, short-run and full web press printing, proactive sales promotion, and secure ePrint hosting.

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DYSC Corporate Clients

With over 270 clients, many of whom are Fortune 100 global pharmaceutical and life science companies, DYSC now distributes over 7 million articles per year to over 100 countries

Selected Clients
3M
Bayer Group
Biogen Idec
Boehringer Ingelheim
Cubist Pharmaceuticals
Ferring Pharmaceuticals
Genentech
Novo Nordisk
Roche
Shell
St. Jude Medical
……

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DYSC's Content Suppliers

DYSC has agreements with an increasing list of the most important owners of STM content – in addition to the American Medical Association…

- Cambridge University Press
- Informa
- Royal Society of Chemistry
- Wolters Kluwer Health/Lippincott Williams & Wilkins
- Elsevier
- Wiley-Blackwell
- Taylor & Francis Group
- American Association for the Advancement of Science
- Springer Science+Business Media
- British Medical Journal
- Nature Publishing Group
- The University of Chicago Press
- Institute of Electrical and Electronics Engineers

Exclusive AMA Reprints Agreement

Derycz is expanding its role from being the middleman between content owners and users to actually handling all aspects of reprints fulfillment for publishers

New relationship with one of the leading medical journal publishers in the US represents a significant evolution in DYSC's strategy

<u>Strategic Value</u>

–Deepens relationship with key publisher

–Demonstrates feasibility of outsourcing reprints operations by publishers

–Allows DYSC electronic access to all of AMA's content - critical for new product development initiatives

–Provides valuable source of new sales leads

<u>Financial Value</u>

–Provides consistent and growing base of revenues - $30+ million expected over 5.5 year life of contract

–Improving gross margins as volumes increase

Content publishers and copyright owners stand to benefit from outsourcing reprints operations to DYSC

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Client Case Study: "X" Life Sciences

Challenges:

- Sought to reduce platform fees associated with 3rd party document delivery platform for scientific literature
- Desired elimination of costly expedited "rush" service fees
- Looking for comprehensive and integrated product that increased staff productivity

Solutions:

- Adopted and launched Reprints Desk's ultra-rapid article supply system enterprise-wide
- Immediately transitioned to a full self-service model for end users with the first line of support pushed to the Reprints Desk
- Seamlessly integrated with existing discovery platforms such as PubMed and OVID
- Deployed a tailored version of Reprints Desk's article resolver solution that quickly matches orders against subscriptions, then delivers article-level links

Results:

- Eliminated more than $10,000 in annual platform fees and $30,000 in rush delivery surcharges
- Received articles in clean PDF format 100% of the time and improved ordering and delivery speed
- Created user satisfaction and saved time for administrators who no longer had to intervene in document delivery operations

Powered by Reprints Desk, the Literature Services department optimizes spending on scientific literature and supports R&D and medical information with DYSC ultra-rapid document delivery service

Growth Strategy



Revenues
Continue to Expand Customer Base
Further Penetrate Market and Take Share
International Expansion
New Product and Service Development
Develop Broader Industry Resources
Consultative Offerings
Content Management Platform & Services
Increase Sales to Existing Customers
Further Gain Share of Spend from Existing Customers
Target Most Rapidly Growing Customers
Cross-Sell Full Product Range
Pursue Strategic Acquisitions
Expand Range of Services
Increase Customer Base
Time

TAAG Acquisition

Derycz is following the Netflix and Amazon models of integrating digital information and logistics capabilities in order to differentiate itself and aggressively capture market share

Strategic acquisition of European Information Logistics Services Company TAAG to serve growing European demand

Strategic Value

- Replicates successful U.S. model with Pools Press
- Expands physical presence in Europe
- Expands European customer base

Financial Value

- $13 million in TAAG revenues represent an increase in Derycz consolidated revenues of 50%
- Immediately accretive to consolidated EBITDA
- All stock transaction preserves cash for continued growth

Life-science companies are increasingly using scientific literature in evidence-based promotions and increasingly seeking single-source suppliers

Recognitions by the Industry

ORGANIZATION	DESCRIPTION
//CODiE// 2011 SIIA CODiE FINALIST	Article ePrint Hosting solution of Reprints Desk, Inc. has been selected as a finalist for the Software & Information Industry Association's (SIIA) prestigious CODiE Awards in the Best Digital Rights Management Solution category
PharmaVOICE	Peter Derycz named to 2010 "PharmaVoice 100" Readers of PharmaVoice magazine bestowed honor on the 100 most inspiring people in the life sciences industry
OUTSELL	Reprints Desk ranked #1 by industry analyst Outsell
KMWorld	Reprints Desk named among "Top 100 Companies that Matter" by KM World (3rd consecutive year)

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Historical Financials

Fiscal year ends June 30, 2011



USD in millions
35
30
25
20
15
10
5
0
Total Revenue
Gross Profit
3.9
0.6
12.2
2.2
14.7
2.5
24.9
3.9
33.1
3.7
FY2007
FY2008
FY2009
FY2010
FY2011E *

*FY2011 estimate is based on actual figures for the first 3 quarters, and company guidance for 4Q11

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Management Team

Peter Derycz – President, CEO & Chairman of the Board

Peter Derycz founded Reprints in 2006. Previously, Mr. Derycz co-founded Infotrieve, Inc. (one of DYSC's main competitors) in 1989 and served in a variety of roles, including President in 2003, prior to the company being bought out. In January 2006, he was appointed to, and currently serves as a member of, the board of directors of Insignia Systems, Inc., a consumer products advertising company. Mr. Derycz received a B.A. in Psychology from the University of California at Los Angeles. DYSC's board believes that Mr. Derycz' familiarity with the Company's day-to-day operations, his strategic vision for the Company's business and his past leadership and management experience make him uniquely qualified to serve as a director.

Richard McKilligan – CFO & General Counsel

Richard McKilligan earned his law degree from Cornell Law School, his MBA from the University of Chicago and his undergraduate degree in Accountancy from the University of Illinois at Urbana-Champaign. He joined Derycz-in January 2007. Mr. McKilligan is also a director of Bristol Investment Fund, Ltd., which holds a significant equity stake in the Company. He was an associate with Morgan, Lewis & Bockius, LLP in their New York and London offices from 2000 until January 2006. He is a member of the State Bar of California, the New York State Bar Association and the Florida Bar.

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Management Team (cont'd)

Jan Peterson – Director and Head of Publisher Relations of Reprints Desk, Inc.

Jan Peterson was Vice President for Content Development at Infotrieve, Inc. from 2000 to 2006 and Vice President for Publisher Relations and Content Development at RoweCom, formerly Faxon/Dawson, from 1997 to 2000. Ms. Peterson was at Academic Press (now Elsevier) for 14 years, where her last position was Fulfillment Director. Ms. Peterson is Past Chair of the Board of Directors for the National Information Standards Organization (NISO), and she is the past chair of the International Committee for EDI in Serials (ICEDIS). She has a degree in History from Whittier College and an M.A. in Asian Studies from California State College, San Diego. She joined Reprints in 2006.

Armand Brevig – Global Sales Director

Mr. Brevig was most recently the Global (Content Procurement) Category Leader at AstraZeneca, which reported $33.27 billion in 2010 annual revenues. In this position, Mr. Brevig led the creation of the first global Strategic Information Services Sourcing group, led a global multimillion-dollar cross-cultural reprint (scientific journal articles) project, and influenced business process outsourcing (BPO) strategies.

Prior to his most recent position at AstraZeneca, Mr. Brevig was Global Lead (Information) Buyer at AstraZeneca. He has also worked as a Senior Supplier Account Manager (Market Data Acquisition) at Thomson Financial, Supplier Account Manager (Market Data) at Thomson Financial, Programme Officer (Stationed in Zambia) at United Nations Industrial Development Organization, and Acting UNIDO Office Manager (Zambia) at United Nations Industrial Development Organization. Mr. Brevig is fluent in French, German, Danish and English.